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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- JUNE 3, 2009

RIVERSOURCE LARGE CAP EQUITY FUND (PROSPECTUS DATED SEPT. 29, 2008)  S-6244-99 J

At a Special Meeting of Shareholders held on June 2, 2009, shareholders of RiverSource Large Cap Equity Fund approved the merger of RiverSource Large Cap Equity Fund into RiverSource Disciplined Equity Fund, a fund that seeks to provide shareholders with long-term capital growth. The merger is expected to take place in the third quarter of 2009.

For more information about RiverSource Disciplined Equity Fund, please call 1-888-791-3380 for a prospectus.

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S-6244-3 C (6/09)